  Exhibit 99.1Support.com: Well-Positioned to Deliver Stockholder Value   1     Support.com (Nasdaq: SPRT)November 2015

 Safe Harbor Statement  © 2015 Support.com, Inc. All Rights Reserved.  *  Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all assumptions, projections and statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earning (loss) per share, cash usage, cash balance, capital structure, and other financial items); the plans and objectives of management for future operations, products or services and future performance in all other respects; the future size of potential markets for our products and services (including without limitation statements involving growth in adoption rates, device proliferation, and market growth in financial terms). The potential risks and uncertainties that could cause results to differ materially include, among others, our expectations and beliefs regarding future financial results; our expectations regarding partners, renewal of contracts with these partners and the anticipated timing and magnitude of revenue from programs with these partners; our ability to successfully license, implement and support our Nexus SaaS offering; our expectations regarding sales of our end-user software products, and our ability to source, develop and distribute enhanced versions of these products; our ability to successfully monetize customers who receive free versions of our end-user software products; our ability to expand and diversify our customer base; our ability to execute effectively in the small business market; our ability to offer subscriptions to our services in a profitable manner; our expectations regarding our ability to deliver technology services efficiently and through arrangements that are profitable, including both in SKU-based and time-based pricing models and other pricing models we may employ; our ability to attract and retain qualified management and employees; our ability to hire, train, manage and retain technology specialists in a home-based model in quantities sufficient to meet forecast requirements, and our ability to continue to enhance the flexibility of our staffing model; our ability to match staffing levels with service volume in a cost-effective manner; our ability to manage contract labor as a component of our workforce; our ability to operate successfully in a time-based billing model; our ability to adapt to changes in the market for technology support services; our ability to manage sales costs in programs where we are responsible for sales; our ability to successfully manage advertising costs associated with our end-user software products; our beliefs and expectations regarding the introduction of new services and products, including additional software products and service offerings for devices beyond computers and routers; our expectations regarding revenues, cash flows and expenses, including cost of revenue, sales and marketing, research and development efforts, and administrative expenses; our assessment of seasonality, mix of revenue, and other trends for our business and the business of our partners; our ability to deliver projected levels of profitability; our expectations regarding the costs and other effects of acquisition and disposition transactions; our expectations regarding unit volumes, pricing and other factors in the market for computers and other technology devices, and the effects of such factors on our business; our ability to successfully operate in markets that are subject to extensive regulation, such as support for home security systems; our expectations regarding the results of pending, threatened or future litigation; actions of activist investors and the cost and disruption caused in responding to such actions; the assumptions underlying our Critical Accounting Policies and Estimates, including our assumptions regarding revenue recognition assumptions used to estimate the fair value of stock-based compensation assumptions regarding the impairment of goodwill and intangible assets and expected accounting for income taxes; and the expected effects of the adoption of new accounting standards. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation our latest Annual Report on Form 10-K and our latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made. Support.com does not intend to update information herein to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

 © 2015 Support.com, Inc. All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE   *  Table of Contents  Value Proposition  4  Company Overview and Evolving Market Trends  5  Services: Positioned for Diversification and to Accelerate Nexus  13  Nexus: Positioned for Growth in the Connected World  18  Financial Strategy  25  Commitment to Strong Corporate Governance and Stockholder Engagement  30  Highly Qualified and Engaged Board and New Management Team  33  Conclusion  38  Appendix  40

The Support.com Value Proposition

1. Well-defined strategic plan has positioned the Company to capture growth from evolving support trends
   - Leveraging technical support expertise, Nexus and industry reputation advantages
2. Differentiated Services programs
   - Large enterprise: high-quality customers with stickiness
   - Bundled offers and IoT present attractive new opportunities
3. Nexus is the growth engine
   - Meets the demand for better support tools and technology in the connected world
4. Services heritage and Nexus deliver powerful synergies
   - Unique competitive advantage enabling Support.com to better meet customers' evolving needs
   - Accelerated learning, better product development and superior service delivery
5. Highly experienced and proven leadership team
   - Board brought on an experienced CEO to reenergize and refocus the organization; also added talented, new marketing and engineering leads
   - New management team possesses combination of services, software, and product experience

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 4

Company Overview

- **Leading provider of SaaS technology and turnkey support services for next-generation technical support in the connected world**
  - Nexus: Optimizing the support interaction on both the agent's desktop and for the end user via Web and mobile apps
    - Innovative cloud-based software provides step-by-step resolution through Guided Paths™
    - SaaS-based revenue is a predictable, reliable financial foundation
    - Services and Nexus deliver powerful synergies – accelerated learning, better product development and superior service delivery
  - Services: 1,400+ technically advanced, work-from-home agents across North America
    - Managing 17,000 support interactions per day
    - Net Promoter Scores for direct subscribers consistently ranked among industry's best
    - Stable and gross profit positive with large enterprise customers and new opportunities to expand bundled services and support IoT dish
INNOVATIVE
STAPLES MAKE more HAPPEN
suddenlink
PRO-TEKT
ASSURANT
CARBONITE
mural
Yay!Services
comcast
Office DEPOT

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 5

Q3 2015 Summary

Q3 2015 Results

- Total revenue of $17.9M (GAAP)
- EPS ($0.05) (non-GAAP)*
- Balance sheet: $68.4M cash; no debt (GAAP)

Q3 2015 Operational Highlights

- Subscription-based tech support contract signed with a large North American service provider, with full ramp expected to be completed by the end of Q1 2016
- Announced the release of Embeddable Nexus® Self-Support cloud application at the ICMI Contact Center Demo & Conference in Las Vegas
- Nexus grew more than 40 percent in both active agent users and in number of customer sessions
- Nexus seats more than doubled quarter over quarter, and Nexus is on a path to meet the Company's 2015 year-end goals of 1,300 to 1,700 seats and $1 million in annual recurring revenue

Guidance for Q4 2015

- Revenue of $14.8 M - $16.0 M (GAAP)
- EPS ($0.10) – ($0.12) (non-GAAP)*
- Continue to invest in Nexus development and go-to-market capabilities



Quarterly
$25
$20
$15
$10
$5
(Revenue in $ millions)
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.05
$0.10
$0.15
(EPS in $)
$22.2
$22.0
$23.2
$20.6
$17.9
$0.02
($0.02)
($0.03)
($0.03)
($0.05)
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Revenue (GAAP)
EPS (Non GAAP)

Note GAAP Revenue and Non-GAAP Revenue are the same

** Reconciliation table on slide 41*

© 2015 Support.com, Inc. All Rights Reserved.

SUPPORT.COM 6

 Support Delivery Is Undergoing a Paradigm Shift  © 2015 Support.com, Inc. All Rights Reserved.  *  Connected Support  Traditional Support

 Trends Driving the Paradigm Shift  © 2015 Support.com, Inc. All Rights Reserved.  *  Source: Gartner press release, www.gartner.com/newsroom/id/2905717, November 2014  5XGROWTH  25B  5B  IoT Installed Units (Billions)  The Number of Connected Devices Is Exploding

 Trends Driving the Paradigm Shift  © 2015 Support.com, Inc. All Rights Reserved.  *  Customers Are Requiring Ubiquitous Support  Source: Forrester Research, “Trends 2015: The Future Of Customer Service”, March 2015

 Trends Driving the Paradigm Shift  © 2015 Support.com, Inc. All Rights Reserved.  *  The Business Mindset Is Evolving  Source: Forrester Research, “Forrester Perspective: The Business Impact of Customer Experience”, 2014  CXi Leaders  S&P 500 Index  CXi Laggards  43%  14.5%  -33.9%  Cumulative Total Returnon Stock Portfolio  CUSTOMER EXPERIENCE LEADERS OUTPERFORM THE COMPETITION  Forrester stock index of companies that score high in terms of quality of Customer Experience  Forrester stock index of companies that score low in terms of quality of Customer Experience

 Customer Support Delivery Model Is Evolving  © 2015 Support.com, Inc. All Rights Reserved.  *  Agent Directed  User Directed  Traditional

 Customer Support Delivery Model Is Evolving  © 2015 Support.com, Inc. All Rights Reserved.  *  Agent Directed  User Directed  Emerging

 © 2015 Support.com, Inc. All Rights Reserved.  *  Services: Positioned for Diversification and to Accelerate Nexus

 The Evolving Technical Support Market  © 2015 Support.com, Inc. All Rights Reserved.  *  Consumer Technical Support Services  Source: Parks Associates, “The Evolution of Tech Support: Trends and Outlook - 2nd Ed. 2015”, December 2014  CAGR  0%  4%  15%  Subscription-based tech support market experiencing little growth  One-time support driven by increased number of devices per household  Annual Revenue ($B)

Our Strong Heritage as a Support Leader

- Leading provider of Premium Technical Support (PTS) since 2007
  - Solve complex problems: home automation, networks, anti-virus, device optimization
  - Serving clients across a wide range of industries (retail, cable providers, software, ISP)
- 1,400+ technically advanced, work-at-home agents across North America
  - Managing over **17,000 support interactions per day**
- Net Promoter Scores for Support.com's direct subscribers above 80 for last 3 years
  - Consistently ranked among industry's best
- Programs are diferentiated and gross profit positive



© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 15

Our Services Competitive Advantage


High
Support Complexity
Low
Support.com
iYogi
PlumChoice
Radial Point
Teleperformance
TeleTech
Alorica
Sutherland
Low
Breadth of Services Types Offered
High

- Services programs lead the technical support industry
- Service program differentiators
  - North American agents
  - Scalable work-from-home model
  - Technical agent recruiting expertise
  - Technology-enabled service delivery

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 16

Services Growth Strategy

- **Drive growth in services through bundling**
  - Decreased sales barriers and costs
  - Costs per user reduced by >65% due to non-point of need sales channel
- **Focus on IoT support opportunities**
  - Pioneering Xfinity Home program has grown
  - Pilot and RFP pipeline is very active
  - Nexus differentiates the customer experience
- **Deepen relationships with enterprise customers**
  - Manage Comcast to maintain positive margins as revenue declines; expect leveling out in early 2016
  - Continue consultative relationship with Office Depot to grow new services; expect moderate growth in 2016
  - Recent RFP win of North American service provider; expected to reach full revenue ramp in Q1 2016
  - Remain opportunistic with new enterprise programs

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 17

 © 2015 Support.com, Inc. All Rights Reserved.   *  Nexus: Positioned for Growth in the Connected World

Nexus: SaaS-Based Automation Tools for Scalable, Efficient Support

- Live agent navigator with Guided Paths® for efficient problem resolution
- User guided embedded support for self-help
- Interaction analytics for real time data analysis


Path Timeline
Average Session Time
224.5 min
Net Promoter Score


Let's learn more about your issue.


acme
Home


SUPPORT.COM
HDMI
USB

© 2015 Support.com, Inc. All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE SUPPORT.COM
19

 Addressing a Large, Growing Technology Market   © 2015 Support.com, Inc. All Rights Reserved.   *  Source: Frost & Sullivan, “Support Interaction Optimization”, 2014  CAGR12%  $2.6B  $1.3B  Support Interaction Optimization  $1M

 Nexus Addresses the Needs of the Connected World  © 2015 Support.com, Inc. All Rights Reserved.  *  Nexus cloud-based software provides optimized user- and agent-driven live interactions using Guided Paths® Sophisticated analytics for continual optimization of support interactionsDelivered on the agent’s desktop or directly to the end user via Web and mobile apps and self-servicePurpose-built to include support of Internet of Things connected devices in both the home and business   SaaS-based revenue provides predictable, reliable financial foundation

Nexus is Competitively Uniquely Positioned



Interaction
Pre & Post Interaction
Support Interaction Focus
Point Solutions
Breadth of Solution
Suite Providers
Nexus
Sight Call
Zing Tree
LogMein
Bomgar
Team Viewer
Five9
Salesforce
Microsoft
Zendesk
Oracle
Mind Touch
Pega systems
Kana

- Poised to capture open market window
- Nexus differentiators
  - Focused on resolution interaction
  - Guided assistance
  - Emphasizes content and context
  - Embeddable in IoT and other applications

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 22

 Customer Use Cases and Growth in Usage  © 2015 Support.com, Inc. All Rights Reserved.  *  Example Use Cases  Growth in Usage  Sessions (per day)  Users  Guided Paths Created  OnboardingOnboard SMB customers of cloud-based software tools  Warranty/ReturnAvoidanceTroubleshoot & resolve mobile device issues  Technical SupportDeliverySales & service delivery for customers of technical support services  June ‘14  Sept ‘15  June ‘14  Sept ‘15  June ‘14  Sept ‘15

Services and Nexus Are a Powerful Combination

- Service program expertise feeds Nexus Guided Paths®
  - Creates differentiated IP within the Nexus product
  - Faster product feedback loops
- Nexus enables Support.com to deliver better services throughout the customer journey, increasingly critical in the connected world
- Go-to-market investment benefits both Services and Nexus
  - Brand awareness reaches both sets of potential customers
  - One sales and marketing infrastructure for both areas
  - Two sets of capabilities makes for a powerful and differentiated offering

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 24

 © 2015 Support.com, Inc. All Rights Reserved.  *  Financial StrategyGrowing Our Leadershipin Support Services and Technology

Guiding Principles for Business Investment

Business Investment

- Must directly contribute to our ability to grow Nexus and Services
- Enable Support.com to achieve non-GAAP break-even exiting 2018
- Acquisitions focused to accelerate Nexus and grow a profitable top-line

Nexus

- Expansion of product capabilities
- Grow SaaS sales capacity
- Expand partner eco-system
- Targeted marketing initiatives

Services

- Service delivery platform tools
- IoT lab environment
- Targeted sales capabilities focused on IoT

Infrastructure

- Continue improvement in data center operations
- Improvement in business systems

© 2015 Support.com, Inc. All Rights Reserved.

SUPPORT.COM 26

 2018 Model: Diversification of Company Revenue Mix  © 2015 Support.com, Inc. All Rights Reserved.  *  1 - 2%  FY 2015  90 - 92%  20 - 25%  Exiting2018  70 - 75%  Services  Nexus  Winning new services programs and expanding current customersExecuting a “land and expand” strategy with product and service companiesDesign and position Nexus to address the connected support market opportunity  Revenue summary excludes end user software

 2018 Model: Diversification of Services Customer Mix  © 2015 Support.com, Inc. All Rights Reserved.  *  12 - 14%  FY 2015  68 - 70%  Comcast  Office Depot  Expect Comcast call volume to level off in early FY 2016Expand existing customer programs to include IoT opportunitiesWin new services programs focused on onboarding,enablement and break/fix of IoT environments  All Other  14 - 16%  40 - 45%  Exiting2018  40 - 45%  14 - 16%

2018 Model: Expanding Gross Margins


FY 2015
14 - 18%
Exiting 2018
20 - 25%
Services
FY 2015
Break Even
Exiting 2018
72 - 76%
Nexus
0%
20%
40%
60%
80%

Adding higher margin Services IoT focused programs

Continue Services operational excellence

Building a high growth recurring subscription revenue model through a "land and expand" strategy

Target gross margin view excludes end user software

© 2015 Support.com, Inc. All Rights Reserved.

SUPPORT.COM 29

 © 2015 Support.com, Inc. All Rights Reserved.   *  Commitment to Strong Corporate Governance and Stockholder Engagement

Strong Commitment to Corporate Governance

- ✓ Annually-elected directors and separate Chairman and CEO positions
- ✓ Highly-qualified and experienced Chairman, Jim Stephens
- ✓ Directors bring deep expertise in cloud-based solutions and other technology services, as well as proven management and finance experience, including three sitting CEOs
- ✓ CEO is the only management representative on the Board; all other directors qualify as independent under NASDAQ standards
- ✓ All Board committee memberships restricted to independent directors
- ✓ Diverse Board – a third of Board members are women
- ✓ Board and committee self-evaluations performed annually
- ✓ Stockholders have the right to remove directors with or without cause
- ✓ Anti-hedging policy in place
- ✓ Average tenure of Board is six years

The Board and management team routinely evaluate opportunities for enhancing stockholder value

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 31

Support.com is Open to Constructive Dialogue

- ✓ Support.com strives to maintain constructive, ongoing communications with all of its stockholders
  - Held Investor Day in September where management laid out the Company's detailed operational and financial strategy
- ✓ The Board and management team meet frequently with stockholders and welcome their views and opinions with the goal of enhancing value for all stockholders
  - Participate in industry and investor conferences
  - Regularly meet with investors, including 1:1 meetings at Investor Day and conversations following earnings
- ✓ Participated in multiple discussions with representatives from Vertex Capital and BLR Partners, and Joshua E. Schechter to hear their views and concerns

© 2015 Support.com, Inc. All Rights Reserved. | CONFIDENTIAL – DO NOT DISTRIBUTE
SUPPORT.COM 32

 © 2015 Support.com, Inc. All Rights Reserved.  *  Highly Qualified and Engaged Board and Management Team

Highly Experienced and Engaged Board



Jim Stephens
Chairman of the Board

Jim has served as a member of the Board since October 2006 and was elected Executive Chairman in 2014. He also served as the Company's interim CEO in 2014. From February 1990 until November 2005, Jim worked at Adobe Systems Incorporated, where he held a number of positions of increasing responsibility, including SVP of Worldwide Sales and Field Operations. Jim has served as a member of the Board of Wolfe Video, LLC, a film distribution company, since July 2013, and has served as Co-President since January 2015. Jim brings to the Board extensive experience in executive management, leadership, sales, marketing and mergers and acquisitions for high-growth industries, as well as his knowledge of Support.com's history and experience. Jim also brings experience from 15 years of service in the software industry driving growth strategies.



Shawn Farshchi
Independent Director

Shawn has served as a member of the Board since February 2007. Since July 2015, Shawn has served as President and CEO for Aryaka Networks, a private company delivering WAN application acceleration and performance software to small and large enterprises. From 2011-2015, Shawn worked at Saba Software, a publicly-traded company before it was acquired by Vector Capital in 2015. He first served as COO and then as CEO as well as a Director. From 2006 through its acquisition by IBM Corporation in 2010, Shawn was COO of Coremetrics, a leading provider of web analytics solutions. From 2003-2006, Shawn served as CIO and VP of Technical Operations at WebEx Communications, Inc., a multimedia collaboration services company. Earlier roles included Regional VP of Managed Services at Oracle Corporation. He also serves on the Board of NewLineNoosh, a leading provider of cloud-based integrated project and procurement solutions. Shawn brings technical understanding and knowledge, as well as operational management experience, to the Board. His experience with SaaS businesses is valuable to us as we build out our Nexus® SaaS offerings.



Mark Fries
Independent Director

Mark has served as a member of the Board since August 2009. In 2009, Mark co-founded The ROIG Group LLC, a management consulting firm with focusing on helping companies identify and create value for their clients with practices in Retail, Services and Connectivity/Convergence, where he currently serves as Managing Partner – Services. Previously, he served in leadership roles at Target Corporation and Honeywell Inc. Mark brings services, sales, business development and strategy experience to the Board. Mark's experience with technology service offerings and with the retail industry, including ten years of senior positions with Best Buy Companies, which operates the Geek Squad, gives him a perspective on Support.com's services business and retail distribution relationships.

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 34

Highly Experienced and Engaged Board (cont.)



Toni Portmann
Independent Director

Toni has served as a member of the Board since February 2011. In November 2014, Toni was appointed CEO and Executive Chairman of the Board at The Distribution Hospitality Intelligent Systems Company (DHISCO). From February 2011 until May 2014, she served as CEO of LIT OnLine, an e-learning platform company, and she was Chairman of the Board of Resolvity, a provider of intelligent, personalized on-demand interactive voice response solutions, from February 2006 until February 2014. Toni also was President and CEO of Stream, a global business process outsourcing provider, from June 2003 to September 2008. Toni brings more than 30 years of leadership experience in service, sales, and marketing, including at companies such as Diebold and IBM. Toni also brings expertise and experience in managing large-scale world class technical support operations.



J. Martin O'Malley
Independent Director

Martin has served as a member of the Board since April 2006. Since July 2005, Martin has served as a Managing Director with Andersen Tax LLC (formerly known as WTAS, LLC), a tax and financial advisory firm. From January 2005 until July 2005, Martin served as a Managing Director with Alvarez and Marsal, a tax and financial advisory firm. From June 2002 until December 2004, he was a Partner with PricewaterhouseCoopers and held the same title at Arthur Andersen from September 1992 until June 2002. Martin brings financial and accounting experience, as well as knowledge of Support.com's history and experience, to the Board. Martin provides the Board with insight into financial management, disclosure issues and tax matters relevant to Support.com's business.



Elizabeth Cholawsky
Director

Elizabeth joined Support.com in May 2014 as President and CEO and was elected to the Board in July 2014. She has over 25 years of executive experience in the technology industry, and is an award-winning product thought leader who has grown businesses through organic innovation and acquisitions. Most recently, she was GM and VP of IT Support and Access at Citrix. During her time at Citrix, she also held executive positions in the Citrix SaaS division, with leadership roles spanning product management, general management, global client services and the contact center. In addition to bringing to the Board her knowledge and perspective of the Company as President and CEO, Elizabeth also brings extensive experience in leadership, general management, and the successful development and marketing of innovative SaaS offerings for support-related markets.

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 35

Highly Experienced and New Management Team



Elizabeth Cholawsky
President and CEO

Elizabeth joined Support.com in May 2014 and is President and CEO and a member of the Board. She has over 25 years of experience as an executive in technology industries, and she is an award-winning product thought leader who has grown businesses through organic innovation and acquisitions. Most recently, she was GM and VP of IT Support and Access at Citrix. During her time at Citrix, she held executive positions in the Citrix SaaS division, with leadership roles spanning product management, general management, global client services and the contact center.



Roop Lakkaraju
EVP, CFO and COO

Roop joined Support.com in October 2013 and is EVP, CFO and COO. He has over 20 years of leadership experience in technology companies. Prior to joining Support.com, he served as CFO of Quantros, Inc., a cloud provider to advance healthcare quality and safety performance and 2Wire. He also held various executive positions at Solectron and Safeguard Scientifics. Roop began his career in public accounting, first with Grant Thornton and then PricewaterhouseCoopers.



Shaun Donnelly
SVP, Sales and Business Development

Shaun joined Support.com in January 2012 and is SVP, Sales and Business Development. He has a background in telecommunications, wireless and software and has over 15 years of experience in technology companies. Previously, he served as COO of a rapidly growing IT services company focused on small and medium businesses. Shaun also worked as an investment banker and has held business development and marketing positions at DSC Communications (acquired by Alcatel), Telica (acquired by Lucent Technologies) and Senitito Networks (acquired by Verso Technologies).



Sampath Gomatam
SVP, Product

Sampath joined Support.com in September 2014 as SVP of Product. He brings over 20 years of experience as a product and business leader in the software industry. Prior to Support.com, Sampath, spent almost five years at the Citrix SaaS division where he held multiple product and general management roles, including VP and GM for the Collaboration product group. He has run product management and services and was a GM at enterprise software companies such as SAP, CommerceOne and ClickCommerce. He also serves on the Board of Continental Automated Buildings Association (CABA).

© 2015 Support.com, Inc. All Rights Reserved.

SUPPORT.COM 36

Highly Experienced and New Management Team



Chris Koverman
VP, Engineering and Operationst

Chris joined Support.com in August 2014 and is VP of Engineering and Operations. He brings more than 20 years of experience in engineering and senior management. Prior to joining Support.com, Chris held numerous senior management positions including: Director of Engineering for the Workflow Cloud Line of Business at Citrix; VP Engineering at Casabi, a cloud content startup (acquired by Broadsoft); VPof BusDev and Strategy for Dulance; and VP of Engineering at Clarent Communications Corp.



Alex Poulos
VP, Marketing

Alex joined Support.com in June 2015 and is VP of Marketing. He brings nearly 20 years of experience as a marketing and business leader in the software industry, particularly in the SaaS space. Prior to Support.com, Alex was CMO at NetDimensions, where he built the marketing organization to a global scale, led its transition into becoming a SaaS provider and increased brand awareness in a highly competitive market. Alex has also worked for early-stage companies including the network mediation and billing vendor Narus (now a subsidiary of Boeing), as well as for technology leaders such as Silicon Graphics, where he started his career.



Lee Gruenfeld
VP, Strategic Initiatives

Lee joined Support.com in July 2014 as VP, Strategic Initiatives. Prior to joining Support.com, he consulted to clients including Citrix, where he contributed to the design of a customer care system for the SaaS division and helped guide the integration of several acquisitions. He also served as SVP/GM of the SaaS product division he started for New Wave Automation (acquired by Global Cash Access). Earlier, he was a partner in the management consulting practice of Deloitte in New York and Los Angeles. He previously served as a member of the Board for the Society of Certified Data Processors.



Michelle Johnson
VP, General Counsel and Secretary

Michelle joined Support.com in July 2015 as VP, General Counsel and Secretary. Michelle has more than 15 years of experience advising companies in Silicon Valley on a broad array of legal matters. For the previous seven years, Michelle was Managing Counsel in the Corporate, Securities and Acquisitions group at Oracle Corporation. She has also served as Associate General Counsel at Openwave Systems, Inc. (now Unwired Planet, Inc.).

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 37

 © 2015 Support.com, Inc. All Rights Reserved.  *  Conclusion

Why Support.com

1. Well-defined strategic plan has positioned the Company to capture growth from evolving support trends
   - Leveraging technical support expertise, Nexus and industry reputation advantages
2. Differentiated Services programs
   - Large enterprise: high quality customers with stickiness
   - Bundled offers and IoT present attractive new opportunities
3. Nexus is the growth engine
   - Meets the demand for better support tools and technology in the connected world
4. Services heritage and Nexus deliver powerful synergies
   - Unique competitive advantage enabling Support.com to better meet customers' evolving needs
   - Accelerated learning, better product development and superior service delivery
5. Highly experienced and proven leadership team
   - Board brought on an experienced CEO to reenergize and refocus the organization; also added talented, new marketing and engineering leads
   - New management team possesses combination of services, software, and product experience

© 2015 Support.com, Inc. All Rights Reserved.
SUPPORT.COM 39

 © 2015 Support.com, Inc. All Rights Reserved.  *  Appendix

Reconciliation of GAAP Financial Results to non-GAAP Financial Measures

(in thousands, except per share amounts) (unaudited)

	3 Months Ended September 30, 2015	September 30, 2014	9 Months Ended September 30, 2015	September 30, 2014
GAAP cost of revenue	$14,485	$16,209	$48,964	$44,169
Stock-based compensation expense (Cost of revenue portion only)	(64)	(79)	(195)	(217)
Other non-recurring items (Cost of revenue portion only)	-	-	-	(150)
Non-GAAP cost of revenue	$14,421	$16,130	$48,769	$43,802
GAAP operating expenses	$7,299	$6,066	$35,961	$17,904
Stock-based compensation expense (Excl. cost of revenue portion)	(671)	(724)	(2,034)	(1,840)
Amortization of intangible assets and other	(267)	(273)	(802)	(818)
Restructuring and impairment charges	-	-	(14,240)	-
Non-GAAP operating expenses	$6,361	$5,069	$18,885	$15,246
GAAP income tax provision (benefit)	$60	$128	$(1,041)	$385
Tax expense (benefit) associated with acquired goodwill	-	$ (77)	1,204	(219)
Non-GAAP income tax provision	$60	$51	$163	$166
GAAP loss from continuing operations, after income taxes	$(3,866)	$(95)	$(21,943)	$(1,220)
Stock-based compensation expense	735	803	2,229	2,057
Amortization of intangible assets and other	267	273	802	818
Tax expense (benefit) associated with acquired goodwill	-	77	(1,204)	219
Other non-recurring items	-	-	-	150
Restructuring and impairment charges	-	-	14,240	-
Total impact of Non-GAAP exclusions	1,002	1,153	16,067	3,244
Non-GAAP income (loss) from continuing operations, after income taxes	$(2,864)	$1,058	$(5,876)	$2,024
Loss from continuing operations, after income taxes				
Basic - GAAP	$(0.07)	$(0.00)	$(0.40)	$(0.02)
Basic - Non-GAAP	$(0.05)	$0.02	$(0.11)	$0.04
Diluted - GAAP	$(0.07)	$(0.00)	$(0.40)	$(0.02)
Diluted - Non-GAAP	$(0.05)	$0.02	$(0.11)	$0.04
Shares used in computing per share amounts (GAAP)				
Basic	54,637	$54,028	54,465	53,716
Diluted	54,637	$54,028	54,465	53,716
Shares used in computing per share amounts (Non-GAAP)				
Basic	54,637	$54,028	54,465	53,716
Diluted	54,637	$54,159	54,465	53,937

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense (benefit) associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.

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